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                          UBS TACTICAL ALLOCATION FUND
              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 27, 2002

                                                                 January 7, 2003

Dear Investor,

    The purpose of this supplement is to notify you of the ability to exchange shares of various UBS Funds. These changes will become effective as of August 1, 2003.

In the 'Managing Your Fund Account' section, the definition of 'Family Funds' is amended to read as follows:

     'Family Funds' include other UBS Funds, UBS PACE Select funds and other funds for which UBS Global AM serves as principal underwriter.

In the 'Managing Your Fund Account' section under the heading 'Exchanging Shares,' the first paragraph is replaced with the following:

     You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

                                                                   Item # ZS-164